KENTUCKY NEW MARKETS DEVELOPMENT PROGRAM	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
KENTUCKY NEW MARKETS DEVELOPMENT PROGRAM

On March 18, 2016, Quest Processing entered into two loans under the Kentucky New Markets Development Program for a total of $5,143,186. Quest Processing paid $460,795 of debt issuance costs resulting in net proceeds of $4,682,391. See note 3. The Company retains the right to call $5,143,186 of the loans in March 2023. State of Kentucky income tax credits were generated for the lender which the Company has guaranteed over their statutory life of seven years in the event the credits are recaptured or reduced. At the time of the transaction, the income tax credits were valued at $2,005,843. The Company has not established a liability in connection with the guarantee because it believes the likelihood of recapture or reduction is remote.

On March 18, 2016, ERC Mining LLC, an entity consolidated as a VIE, lent $4,117,139 to an unaffiliated entity, as part of the Kentucky New Markets Development Program loans. The note bears interest at 4% and is due March 7, 2046. The balance as of December 31, 2017 and 2016 was $4,117,139 and $4,117,139, respectively. Payments of interest only are due quarterly until March 18, 2023 at which time quarterly principal and interest are due. The note is collateralized by the equity interests of the borrower.

The Company’s management also manages the operations of ERC Mining LLC. ERC Mining LLC has assets totaling $4,415,860 and liabilities totaling $4,117,139 as of December 31, 2017 for which there are to be used in conjunction with the transaction described above. Assets totaling $3,818,418 and liabilities totaling $4,117,139, respectively, are eliminated upon consolidation. The Company’s risk associated with ERC Mining LLC is greater than its ownership percentage and its involvement does not affect the Company’s business beyond the relationship described above.